UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 19, 2021

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

277 Suburban Drive, Suffolk, VA 23434

(Address of principal executive offices) (Zip Code)

(303) 816-8070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 19, 2021, MassRoots, Inc. filed a Certificate of Amendment to its Certificate of Incorporation (the “Name Change Amendment”) with the Secretary of State of the State of Delaware for the purpose of amending its Certificate of Incorporation (as amended, the “Charter”) to change its name from MassRoots, Inc. to Greenwave Technology Solutions, Inc. (in each case, the “Company”).

On February 17, 2022, Greenwave Technology Solutions, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Charter (the “Reverse Split Amendment” and, together with the “Name Change Amendment, the “Charter Amendments”), with the Secretary of State of the State of Delaware in connection with a 1-for-300 reverse stock split of the Company’s Common Stock (the “Reverse Split”) and proportionally reducing the number of shares that the Company is authorized to issue. The Reverse Split became effective on February 28, 2022.

The above description of the Charter Amendments does not purport to be complete and is qualified in its entirety by reference to the Charter Amendments, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events

On February 25, 2022, the Company issued a press release announcing the reverse split. A copy of the press release is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation filed October 19, 2021

3.2	Certificate of Amendment to Certificate of Incorporation filed February 17, 2022

99.1	Press Release dated February 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Danny Meeks
Name:	Danny Meeks
Title:	Chief Executive Officer

Date: February 25, 2022

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